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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 8, 2000

                           ARGENT CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


           NEVADA                      0-20702                   88-0383765
(State of Incorporation)        Commission File Number          (IRS Employer
                                                             Identification No.)

                5410 Maryland Way, Suite 440, Brentwood, TN 37027
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (615) 345-6200

          (Former name or former address, if changed since last report)


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         None

ITEM 2.  ACQUISITION OF DISPOSITION OF ASSETS

         None

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         None

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING PUBLIC ACCOUNTANT

         None


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ITEM 5.  OTHER EVENTS

On February 10, the Board of Directors approved a resolution to discontinue operations of NetVoucher, Inc. effective December 31, 1999. NetVoucher, Inc. operations had been dormant for several months prior to the end of the fiscal year.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

On March 8, 2000, Samuel B. Watson resigned as a director of registrant and as director and officer of eWealthUSA, Inc.

On March 10, 2000, Steve J. Davis resigned as a director of registrant and eWealthUSA.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         None

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2000                         Registrant:

                                             Argent Capital Corporation



                                             By: /s/ Christopher A. Millar

                                                     Christopher A. Millar
                                                     President and CEO